November 15, 2006

Investor Conference

Forward-looking Statements

      This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934 about Homeland Security Capital
Corporation.  Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology.  Such forward-looking statements are based upon the current beliefs and expectations of Homeland Security Capital Corporation’s management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, as well as other relevant risks detailed in Homeland Security Capital Corporation’s filings with the
U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements.

      We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation.  These forward-looking statements are subject to numerous risks, uncertainties and assumptions.  The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Homeland Security
Capital Corp.

Management assumed control of
Celerity Systems, Inc. (August 2005)

Renamed company, eliminated
business, development status
(December 2005)

Completed 4 transactions
                         (February 2006 – October 2006)

Our Goal

Become the leading consolidator of middle
market product and service companies in
the fragmented homeland security
industry.

Equity Snapshot*

Listed on the OTC BB:                                         HMSC.OB

Price (11/10/06)                                             $.0012

Market Cap (on 4.155B shares)                 $4.99M

Revenues (Q1,2,3 ‘06)                                          $5.34M

Revenues (Q3 ‘06)                         $2.6M

* Reverse split planned 1-200 to 1-1,000 by 03/31/07

Our Team - Management

C. THOMAS MCMILLEN – Chairman/CEO

Rhodes Scholar

US Congressman (1987–1993)

Presidential Appointee (1993-1998)

Co-Founder/CEO of Global Secure Corp (first
responder consolidation) (2003-2004)

Chairman of Fortress America Acquisition Corp.
“FAAB.OB” (homeland security acquisition company)
(2005-present)

JAMES E. MAURER – VP of Finance

18 year Financial Executive with public company CFO
experience

Our Team- Directors

ZEV KAPLAN

25 year lawyer currently General Counsel of Cash
Systems, Inc. (NASDAQ-CKNN)

PHIL MCNEILL

Managing Partner of SPP Mezzanine

Previously Managing Director of $4.5B Allied Capital
Company

RICK RICKERTSON

Managing Partner of Pine Creek Partners

Previously COO of $1.4B Thayer Capital

Our Strategy

Acquire new platform companies:

Proven management

Revenue and profitability/ near profitability

Fragmented market

(Products and services for intelligence industry, public health preparedness, remote monitoring/sensing)

Enhance Operating Performance:

Provide value added services- marketing,
(commercial/government), legal, financial

Pursue cross selling opportunities

Implement technology

Acquire complementary businesses

Increase geography

Increase market presence

Homeland Security
Industry Growth

Fastest growing market in the world

Expected to grow almost 100% from $231B to $518B in
2015 assuming no new major terrorist attack*

Over 130 large public players and thousands of private
firms emerging from highly fragmented market**

Growing decentralized procurement for homeland
security products and services at state and local levels

The highly fragmented nature of procurement and the
homeland security industry is driving growth and industry
consolidation

*Source:  Homeland Security Research Corporation   **Source:  USBX Advisory Service

Our Divisions

SSI 2005 growth estimated at $5B, and 5%-10% growth
per year through 2008 *

Trend toward greater integration of security systems
(fire, access controls, people tracking, security controls)

Complexity of SSI projects increasing with proliferation of
new technologies

Projects requiring significant engineering and network
operations generate margins of about 35%, versus the typical
20%-25%

Highly fragmented sector

Only 8 SSi’s out of 13K generated more than $100M 2004
revenue *

Security Systems
Integration Market (SSI)

* Source: USBX Advisory Service

Corporate Security Solutions

NYC-based integrator

$8M+ estimated 2006 Pro-forma
revenue

$13M estimated 2007 revenue

Customers:

Latham Watkins

State of Pennsylvania

MasterCard

Greystone Hospital

Security Systems
Integration Division

Nexus Technologies Group

$13M estimated 2007 revenue

RFID industry was over $1.5B in 2004,
and projected at $4.7B by 2007*

Main driver of growth supply chain
applications (inventory and asset-
tracking)

RFID has strong market drivers: Wal-
Mart, Pentagon, passport requirements,
port security initiatives

Electronic  Access Control Market
estimated at $5B in 2005 – projected to
grow at 10% per annum thru 2008*

RFID/Access Control Market

Asset Tracking

RFID Tags

* Source: USBX Advisory Service

Cyberlynk/

Security Inc.

Milwaukee-based
RFID technology

$1M estimated
2006 Pro-forma
revenue

$2.1 estimated
2007 revenue

RFID/Access Control Division

AAID

Atlanta-based RFID
value added
distributor

$2.5M estimated
2006 Pro-forma
revenue

$4.5 estimated 2007
revenue

Customers:

General Electric

State Department

Arco

Mobil Oil

Security Holding Corp.

$8M estimated 2007 revenue

Compass
Technologies

Philadelphia-based
software/hardware
access control provider

$1M estimated 2006
Pro-forma revenue

$2.5M estimated 2007
revenue

Customers:

Rutgers University

Housing Authority

State Governments
NJ, CA, FL

Nuclear and
Radiological Detection

Nuclear/radiological detection highest
government priority

Vice-President Cheney – “The biggest threat we
face”

Proposed 2007 federal detection funding -
$536M

Decontamination costs alone – Hiroshima-size
nuclear bomb on NYC – approximately $4
trillion*

* According to Pacific Northwest National Lab

Nuclear/Radiological
Detection Division

Polimatrix

51%-49% control-Joint venture with Belarus/Virginia-
based Polimaster

To develop/manufacture/distribute first, low-cost,
individual radiation detection systems

Utilize distributed detection technology

Summary

Experienced proven management

World-class board of directors/Successfully invested
over $1B

Over $12M of estimated 2006 Pro-forma revenue

Estimate $21M in revenue for 2007 assuming no
further acquisitions

Attractive new high growth consolidation sectors
under consideration

Many acquisition targets for complementary
businesses